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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 OCTOBER 2, 1997



                       AXIOHM TRANSACTION SOLUTIONS, INC.
                     --------------------------------------


              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        CALIFORNIA                      0-13459                  94-2917470
 ---------------------------    ------------------------    -------------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
 OF INCORPORATION)                                           IDENTIFICATION NO.)

                           15070 AVENUE OF SCIENCE
                        SAN DIEGO, CALIFORNIA  92128
      ---------------------------------------------------------------------
            (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                              (619) 451-3485


                               DH TECHNOLOGY, INC.
         --------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 2.  Acquisition or Disposition of Assets.

     (a) On October 2, 1997 the Registrant completed a series of transactions with Axiohm S.A., a private French company ("Axiohm"), pursuant to an Agreement and Plan of Merger, dated July 14, 1997 among Registrant, Axiohm and AX Acquisition Corporation, a California corporation (the "Purchaser") and an indirect wholly-owned subsidiary of Axiohm. Previously, on August 21, 1997, the Purchaser had completed a cash tender offer for 7,000,000 shares of Registrant's Common Stock at a price of $25 per share (the "Tender Offer").

     The Tender Offer was financed by the incurrence by Purchaser of $166.2 million of senior indebtedness to Lehman Commercial Paper Inc., as advisor, arranger and administrative agent under a secured credit facility (the "Tender Facility") and through the issuance and sale by Axiohm IPB, Inc. ("Axiohm IPB"), a wholly-owned subsidiary of Axiohm, of $24.0 million in liquidation preference of interim preferred stock (the "Interim Preferred Stock") to LB I Group Inc. (collectively, the "Tender Financing").

     On October 2, 1997, Purchaser exchanged 5,518,524 shares of the Common Stock it had acquired in the Tender Offer and approximately $12.2 million in cash for certain of the outstanding shares of capital stock of Axiohm and all of the outstanding shares of capital stock of Dardel Technologies S.A., which held the remaining shares of capital stock of Axiohm (the "Axiohm Exchange"). Registrant has agreed to register under the Securities Act of 1933, as amended, the shares of its common stock which were transferred in the Axiohm Exchange for resale by the holders thereof. Immediately after the Axiohm Exchange, pursuant to a Purchase and Assumption Agreement dated October 2, 1997 among Axiohm IPB, Purchaser and Registrant, Registrant purchased from Axiohm IPB all of Purchaser's outstanding capital stock in exchange for the assumption by Registrant of the obligations incurred in the Tender Financing (the "Acquisition of Purchaser").

     Immediately after the Axiohm Exchange and the Acquisition of Purchaser, Purchaser was merged with and into Registrant (the "Merger"). The remaining 1,481,476 shares of Registrant's Common Stock acquired in the Tender Offer and held by Purchaser at the time of the Merger were canceled in the Merger. Immediately following the Merger, approximately 85% of Registrant's outstanding Common Stock was held by former Axiohm shareholders, of which 1,753,144 shares were beneficially owned by Patrick Dupuy and 1,740,555 shares were beneficially owned by Gilles Gibier, who became Co-Chairmen of the Board of Directors of the Registrant upon completion of the Tender Offer, and 15% was held by former public shareholders of Registrant.

     Although Registrant was the surviving corporation in the Merger, the Merger is being treated as a purchase of Registrant by Axiohm for accounting purposes. The name of the surviving corporation has been changed from "DH Technology, Inc." to "Axiohm Transaction Solutions, Inc." and Axiohm has become a wholly-owned subsidiary of Axiohm Transaction Solutions, Inc. All of Axiohm's subsidiaries prior to the Merger, except for Purchaser, which did not survive the Merger, remain as direct or indirect subsidiaries of Registrant.

     Registrant financed the repayment of the Tender Facility and the redemption of the Interim Preferred Stock, the payments made in the Axiohm Exchange and certain fees and expenses incurred in

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connection with the series of transactions with (i) borrowings of approximately
$57.0 million under a new $85.0 million credit facility that provides for term loans in the aggregate principal amount of $50.0 million (the "Term Loan Facility") and revolving loans and letters of credit up to $35.0 million (the "Revolving Credit Facility" and, together with the Term Loan Facility, the "New Credit Facility") and (ii) the proceeds of a private placement (the "Offering") of $120,000,000 of its 9-3/4% Senior Subordinated Notes due 2007 (the "Notes"). The Notes were sold to Lehman Brothers Inc. as initial purchaser, who has advised Registrant that it resold the Notes to "qualified institutional buyers" and "accredited investors" and to certain offshore investors. See Item 9 of this Report for additional information regarding the Offering.

     Registrant's obligations under the New Credit Facility and the related documents have been secured by first priority liens upon substantially all of the real and personal property of Registrant and its wholly owned subsidiaries, Stadia Colorado Corp., Cognitive Solutions, Inc. and Axiohm, and pledges of 100% of the capital stock of Stadia Colorado Corp., Cognitive Solutions, Inc. and Axiohm IPB, and 65% of the capital stock of DH Technology Pty. Ltd. and DH Technology Plc. In addition, Stadia Colorado Corp., Cognitive Solutions, Inc. and Axiohm IPB have unconditionally guaranteed the obligations under the New Credit Facility.

     (b) Axiohm (together with its consolidated subsidiaries) is a designer, manufacturer and marketer of thermal transaction printing mechanisms and thermal and impact transaction printers for both standard and application-specific uses. In 1994 Axiohm purchased the assets and operations of NCR's transaction printer business and placed the business in a wholly-owned U.S. subsidiary, Axiohm IPB. Axiohm maintains executive offices in Sevres, France, marketing and research and development facilities in Montrouge, France, and manufacturing facilities in Puiseaux, France. Axiohm IPB maintains manufacturing, marketing, research and development and administration facilities in Ithaca, New York.

     The Registrant intends to continue to use the assets of Axiohm and its subsidiaries for the same purposes such assets were used by Axiohm and its subsidiaries.

Item 5.  Other Events.

     On October 1, 1997, George Ryan resigned as a director of the Registrant pursuant to the Agreement and Plan of Merger. The resulting vacancy was filled by Nicolas Dourassof. Mr. Dourassof has served as a director of Axiohm since 1996. He is a Managing Director of ABN AMRO Investissement, the investment subsidiary of ABN AMRO, a position he has held since 1996. Prior to joining ABN AMRO Investissement, Mr. Dourassof had served since 1995 as the Director of the Acquisition Financing Department of Banque De Neuflize, Schlumberger Mallet, a subsidiary of ABN AMRO.

     On October 2, 1997, Bernard Patry was appointed Vice President of Sales and Marketing of Transaction Products and Malcolm Unsworth was appointed Vice President of Operations of the Registrant.

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     Mr. Patry has served as a director of Axiohm since 1988, and as Vice
President of Axiohm from 1996 to September 1997. From 1991 to 1995 Mr. Patry was the Chief Executive Officer of Axiohm, and from 1995 to 1996, he was Vice President of Marketing and Business Development of Axiohm.

     Mr. Unsworth was the Vice President and General Manager of Axiohm IPB from April 1996 to September 1997. Prior to joining Axiohm IPB, Mr. Unsworth worked for Schlumberger for 17 years in various North American General Manager positions including the Retail Petroleum Systems Division, the Transducer Division, the Electricity Measurement Division and the Defense Systems Group. In two of these positions, Mr. Unsworth was the immediate General Manager following the acquisition of the businesses by Schlumberger and led the consolidation and rationalization activity of numerous businesses within each group.

Item 7.  Financial Statements and Exhibits.


     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

          The Registrant has found that it is impracticable to provide the required financial statements as of the date of filing of this report on Form 8-
K. The Registrant intends to file the following financial statements no later than sixty (60) days after the deadline for filing this report on Form 8-K.

     1.   Report of Independent Accountants.
     2. Consolidated Balance Sheet of Axiohm S.A. as of December 31, 1996 and December 31, 1995.
     3. Consolidated Statement of Income of Axiohm S.A. for the Years Ended December 31, 1996, 1995 and 1994.
     4. Consolidated Statement of Cash Flows of Axiohm S.A. for the Years Ended December 31, 1996, 1995 and 1994.
     5. Consolidated Statement of Shareholders' Equity of Axiohm S.A. for the Years Ended December 31, 1996, 1995 and 1994.
     6.   Notes to the Consolidated Financial Statements.
     7. Unaudited Consolidated Balance Sheet of Axiohm S.A. as of June 30, 1997 and Audited Consolidated Balance Sheet of Axiohm S.A. as of December 31, 1996.
     8. Unaudited Consolidated Statement of Income of Axiohm S.A. for the Six Months Ended June 30, 1997 and 1996.
     9. Unaudited Consolidated Statement of Cash Flows of Axiohm S.A. for the Six Months Ended June 30, 1997 and 1996.
     10.  Notes to the Unaudited Consolidated Financial Statements.

     (b)  PRO FORMA FINANCIAL INFORMATION

          The Registrant has found that it is impracticable to provide the required pro forma financial information as of the date of filing of this report on Form 8-K. The Registrant intends to file the

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following pro forma financial information no later than sixty (60) days after the deadline for filing this report on Form 8-K.

     1.   Unaudited Pro Forma Combined Balance Sheet as of June 30, 1997.
     2. Unaudited Pro Forma Combined Statements of Operations for the Year Ended December 31, 1996.
     3. Unaudited Pro Forma Combined Statements of Operations for the Six Months Ended June 30, 1996.
     4. Unaudited Pro Forma Combined Statements of Operations for the Six Months Ended June 30, 1997.
     5.   Notes to the Unaudited Pro Forma Combined Financial Statements.

     (c)  EXHIBITS



  EXHIBIT  NO.                        DESCRIPTION
--------------     ------------------------------------------------------------


    2.1 Agreement and Plan of Merger dated as of July 14, 1997, among the Registrant, Axiohm S.A. and AX Acquisition
                   Corporation--incorporated by reference to Exhibit (c)(1) of the Registrant's Schedule 14D-9 dated July 16, 1997.

    2.2 Purchase and Assumption Agreement, dated October 2, 1997, among Axiohm IPB, Purchaser and the Registrant.

    3.1 Certificate of Ownership of the Registrant filed with the California Secretary of State on October 2, 1997.

    3.2            Amended and Restated Bylaws of the Registrant.

    4.1 Indenture, dated as of October 2, 1997 among the Registrant, the Guarantors named therein and The Bank of New York, as trustee.

    4.2 $117,300,000 9-3/4% Senior Subordinated Note due 2007 and Subsidiary Guarantee.

    4.3 $2,350,000 9-3/4% Senior Subordinated Note due 2007 and Subsidiary Guarantee.

    4.4 $350,000 9-3/4% Senior Subordinated Note due 2007 and Subsidiary Guarantee.

   10.1 Registration Rights Agreement, dated as of October 2, 1997 among the Registrant, Axiohm S.A., Axiohm IPB, Inc., Dardel Technologies S.A., Stadia Colorado Corp., Cognitive Solutions, Inc. and Lehman Brothers Inc.

   10.2 Purchase Agreement, dated September 25, 1997, among the Registrant, Axiohm IPB Inc., Cognitive Solutions, Inc., Stadia Colorado Corp. and Lehman Brothers Inc.

   10.3            Employment Agreement between the Registrant and William H.
                   Gibbs dated as of July 14, 1997.

   10.4 Employment Agreement between the Registrant and Walter Sobon dated as of July 14, 1997.

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   10.5            Employment Agreement between the Registrant and Janet
                   Shanks dated as of July 14, 1997.

   10.6 Employment Agreement between the Registrant and David Ledwell dated as of July 14, 1997.

   10.7 Credit Agreement, dated October 2, 1997, among the Registrant as Borrower, Lehman Brothers Inc., as arranger, and Lehman Commercial Paper Inc., as syndication agent and administrative agent.

   10.8 Guarantee and Collateral Agreement, dated as of October 2, 1997, between the Registrant, Lehman Brothers, Inc., Lehman Commercial Paper Inc. and certain of Registrant's subsidiaries.


Item 9.  Sale of Equity Securities Pursuant to Regulation S.

     On October 2, 1997, the Registrant completed an Offering of $120,000,000 of its 9-3/4% Senior Subordinated Notes (the "Notes"). The Notes were sold by the Registrant to Lehman Brothers Inc. as initial purchaser (the "Initial Purchaser") in an unregistered private placement. The discount to the Initial Purchasers was 2.75% of the principal amount of the Notes purchased (or an aggregate of $3.3 million).

     The Registrant has been advised that the Initial Purchaser subsequently resold the Notes in the United States to "qualified institutional buyers" in reliance on Rule 144A under the Securities Act of 1933 (the "Securities Act") and outside of the United States in offshore transactions to investors in reliance on Regulation S under the Securities Act. In addition, the Company has been advised that the Initial Purchasers have resold a portion of the Notes in the United States to a limited number of institutions that are "accredited investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

     Pursuant to a Registration Rights Agreement dated October 2, 1997 (the "Registration Rights Agreement") among the Registrant, certain of the Registrant's domestic subsidiaries, as guarantors of the Registrant's obligations under the Notes (the "Guarantors") and the Initial Purchaser, the Registrant and the Guarantors have agreed to use their best efforts to file a registration statement no later than 60 days after the closing of the Offering, with respect to an offer to exchange the Notes for new senior subordinated notes of the Registrant registered under the Securities Act, with terms identical to those of the Notes, and to cause such registration statement to become effective no later than 120 days after the closing of the Offering.

     The foregoing summary of the Notes and the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, all of the provisions of the Notes and Registration Rights Agreement which, in addition to the Indenture under which the Notes were issued, are filed as Exhibits to this Current Report on Form 8-K.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AXIOHM TRANSACTION SOLUTIONS, INC.



Dated: October 17, 1997                 By: /s/ Janet W. Shanks
                                           ------------------------------------
                                                Janet W. Shanks
                                                Chief Accounting Officer



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                          INDEX TO EXHIBITS FILED WITH
              THE CURRENT REPORT ON FORM 8-K DATED OCTOBER 2, 1997


  EXHIBIT NO.                                 DESCRIPTION
--------------  --------------------------------------------------------------

    2.1 Agreement and Plan of Merger dated as of July 14, 1997, among the Registrant, Axiohm S.A. and AX Acquisition
                Corporation--incorporated by reference to Exhibit (c)(1) of the Registrant's Schedule 14D-9 dated July 16, 1997.

    2.2 Purchase and Assumption Agreement, dated October 2, 1997, among Axiohm IPB, Purchaser and the Registrant.

    3.1 Certificate of Ownership of the Registrant filed with the California Secretary of State on October 2, 1997.

    3.2         Amended and Restated Bylaws of the Registrant.

    4.1 Indenture, dated as of October 2, 1997 among the Registrant, the Guarantors named therein and The Bank of New York, as trustee.

    4.2 $117,300,000 9-3/4% Senior Subordinated Note due 2007 and Subsidiary Guarantee.

    4.3 $2,350,000 9-3/4% Senior Subordinated Note due 2007 and Subsidiary Guarantee.

    4.4 $350,000 9-3/4% Senior Subordinated Note due 2007 and Subsidiary Guarantee.

   10.1 Registration Rights Agreement, dated as of October 2, 1997 among the Registrant, Axiohm, Axiohm IPB, Dardel
                Technologies S.A., Stadia Colorado Corp., Cognitive Solutions, Inc. and Lehman Brothers Inc.

   10.2 Purchase Agreement, dated September 25, 1997, among the Registrant, Axiohm IPB, Cognitive Solutions, Inc., Stadia Colorado Corp. and Lehman Brothers Inc.

   10.3         Employment Agreement between the Registrant and William H.
                Gibbs dated as of July 14, 1997.

   10.4 Employment Agreement between the Registrant and Walter Sobon dated as of July 14, 1997.

   10.5 Employment Agreement between the Registrant and Janet Shanks dated as of July 14, 1997.

   10.6 Employment Agreement between the Registrant and David Ledwell dated as of July 14, 1997.

   10.7 Credit Agreement, dated October 2, 1997, among the Registrant as Borrower, Lehman Brothers Inc., as arranger, and Lehman Commercial Paper Inc., as syndication agent and administrative agent.

   10.8 Guarantee and Collateral Agreement, dated as of October 2, 1997, between the Registrant, Lehman Brothers, Inc., Lehman Commercial Paper Inc. and certain of Registrant's subsidiaries.